DEAN WITTER UTILITIES FUND  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                            10048
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1996

DEAR SHAREHOLDER:

While interest rates edged higher in 1996, the continuing progress by legislators and regulators toward the development of a fully competitive utilities industry provided a more optimistic outlook for investors. Throughout 1996, a common thread among all sectors of the utility industry were mergers and acquisitions which resulted from a perceived need for size and scope in order to be able to successfully compete in a deregulated environment. Specifically, the electric utilities began to receive regulatory relief on the matter of stranded cost; thereby tempering the need for asset write-downs and limiting the threat of financial weakening. The telecommunications industry received its long awaited federal legislation designed to increase competition, with full implementation expected to commence in 1997. The worldwide demand for telecommunications services should reinforce strong industry growth and the need for domestic and global industry convergence. The natural gas sector benefitted in 1996 from a combination of higher commodity prices and the stream of acquisitions of gas companies by electric utilities at attractive premium levels.

PERFORMANCE AND PORTFOLIO STRATEGY

Against this backdrop, Dean Witter Utilities Fund provided a total return of
4.99 percent for the twelve month period ended December 31, 1996, compared to a return of 9.87 percent for the Lipper Utility Funds Average and a return of
22.95 percent for the broad-based Standard and Poor's 500 Composite Stock Price Index. During this period, the Fund paid income distributions totaling $0.58 per share. Future quarterly income distributions will be based primarily on the level of interest rates and the portfolio's overall investment allocation strategy. The accompanying chart illustrates the growth of a $10,000 investment in the Fund from inception (April 29, 1988) through the fiscal year-ended December 31, 1996, versus a similar hypothetical investment in the issues that comprise the S&P 500 Index and the Lipper Utility Funds Average.

DEAN WITTER UTILITIES FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1996, CONTINUED

At year-end, the Fund remained at a near fully invested position. This strategy reflected in part the improving trend of industry fundamentals including the enhanced competitive landscape and a degree of optimism regarding interest rates and volatility going into 1997. On December 31, 1996, 85 percent of the Fund's net assets were allocated to utility and utility-related equities. While the major portion of the Fund's equity holdings remained within the electric utility sector, the overall allocation was reduced throughout 1996 in favor of selective natural gas investments and foreign investments having an emphasis on telecommunications. A diverse portfolio of foreign securities accounted for 9 percent of net assets at year end.

Approximately 14 percent of the Fund's net assets were allocated to a diversified portfolio of high quality fixed-income securities. The remaining one percent of the portfolio was held in cash equivalents. The Fund's fixed-income holdings, 50 percent of which were electric utilities, had a weighted average credit rating of "Baa" and "BBB+", as measured by Moody's Investors Service Inc.
and Standard & Poor's Corporation,
respectively.

Among the Fund's largest equity holdings on December 31, 1996 were Ameritech Corp.,
SBC Communications, Inc. and GTE Corp.
(telecommunications); CINergy Corp., Texas
Utilities Co. and General Public Utilities
Corp. (electric utilities); and Williams
Companies, Inc. and Enron Corp. (natural gas). Included among the Fund's major foreign holdings were Telecommunications
Corp. New Zealand, Ltd., Telefonica Espana
S.A. (telecommunications) and Empresa
Nacional de Electricidad S.A. (electric
utilities).

DEAN WITTER UTILITIES FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1996, CONTINUED

LOOKING AHEAD

The Fund anticipates maintaining its fixed-income allocation at or near the year-end 1996 level, while broadening exposure to selective areas of telecommunications that are expected to show near-term benefits from the competition and convergence of the industry. In addition, a modest increase in foreign investments is foreseen as global infrastructure growth expands and investment opportunities appear. As worldwide restructuring, alliances, competition and broad-based deregulation progress throughout the utilities and related industries, we believe the Fund is well positioned to meet its long-term objectives.

For 1997, we expect further clarity on the structure, timing and impact of deregulated and competitive utility industries. This should give the Fund a better understanding of the direction and prospects of utility investments in 1997 and beyond.

We appreciate your support of Dean Witter Utilities Fund and look forward to serving your future needs and investment objectives.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996

 NUMBER OF
  SHARES                                                                                  VALUE
-----------------------------------------------------------------------------------------------------
             COMMON STOCKS (84.6%)
             NATURAL GAS (12.1%)
   680,000   AGL Resources, Inc...................................................  $      14,365,000
   385,000   Burlington Resources, Inc............................................         19,394,375
   475,000   Coastal Corp.........................................................         23,215,625
   350,000   Consolidated Natural Gas Co..........................................         19,337,500
   620,335   El Paso Natural Gas Co...............................................         31,326,918
   935,000   Enron Corp...........................................................         40,321,875
   475,000   ENSERCH Corp.........................................................         10,925,000
   200,000   Louisiana Land & Exploration Co. (The)...............................         10,725,000
   235,000   New Jersey Resources Corp............................................          6,873,750
   690,000   PanEnergy Corp.......................................................         31,050,000
   445,000   Sonat, Inc...........................................................         22,917,500
   595,000   Tenneco, Inc.........................................................         26,849,375
   285,000   Washington Gas Light Co..............................................          6,448,125
 1,575,000   Williams Companies, Inc..............................................         59,062,500
                                                                                    -----------------
                                                                                          322,812,543
                                                                                    -----------------
             TELECOMMUNICATIONS (29.1%)
   300,000   360 DEG. Communications Co.*.........................................          6,937,500
   740,000   Airtouch Communications, Inc.*.......................................         18,685,000
 1,170,000   Alltel Corp..........................................................         36,708,750
   985,000   Ameritech Corp.......................................................         59,715,625
   670,000   AT&T Corp............................................................         29,145,000
   630,000   BCE, Inc. (Canada)...................................................         30,082,500
   430,000   Bell Atlantic Corp...................................................         27,842,500
   915,000   BellSouth Corp.......................................................         36,943,125
   250,000   British Telecommunications PLC (ADR) (United Kingdom)................         17,156,250
   245,000   Cable & Wireless PLC (ADR) (United Kingdom)..........................          6,033,125
   580,000   Century Telephone Enterprises, Inc...................................         17,907,500
    95,000   Compania de Telefonos de Chile S.A. (ADR) (Chile)....................          9,606,875
   775,000   Comsat Corp..........................................................         19,084,375
   695,000   Ericsson (L.M.) Telephone Co. (Class B) (ADR) (Sweden)...............         20,936,875
   680,000   Frontier Corp........................................................         15,385,000
   975,000   GTE Corp.............................................................         44,362,500
   995,000   Hong Kong Telecommunications, Ltd. (ADR) (Hong Kong).................         16,168,750
   244,405   Lucent Technologies, Inc.............................................         11,303,731
 1,345,000   MCI Communications Corp..............................................         43,880,625
 1,005,000   NYNEX Corp...........................................................         48,365,625
   375,000   Pacific Telesis Group................................................         13,781,250
   215,000   Philippine Long Distance Telephone Co. (ADR)
               (Philippines)......................................................         10,965,000
   960,000   SBC Communications, Inc..............................................         49,680,000
   875,000   Sprint Corp..........................................................         34,890,625
   340,000   Telecommunications Corp. New Zealand, Ltd. (ADR)
               (New Zealand)......................................................         27,540,000
   360,000   Telefonica de Argentina S.A. (ADR) (Argentina).......................          9,315,000
   620,000   Telefonica Espana S.A. (ADR) (Spain).................................         42,935,000
   505,000   Telefonos de Mexico S.A. de C.V. (Series L) (ADR)
               (Mexico)...........................................................         16,665,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996, CONTINUED

 NUMBER OF
  SHARES                                                                                  VALUE
-----------------------------------------------------------------------------------------------------
   755,000   U.S. West Communications Group.......................................  $      24,348,750
   730,000   U.S. West Media Group*...............................................         13,505,000
   270,000   Vodafone Group PLC (ADR) (United Kingdom)............................         11,171,250
   347,000   WorldCom, Inc.*......................................................          9,022,000
                                                                                    -----------------
                                                                                          780,070,106
                                                                                    -----------------
             UTILITIES - ELECTRIC (43.4%)
 1,250,000   Allegheny Power Systems, Inc.........................................         37,968,750
   670,000   American Electric Power Co...........................................         27,553,750
   800,000   Baltimore Gas & Electric Co..........................................         21,400,000
   550,000   Boston Edison Co.....................................................         14,781,250
   240,000   Carolina Power & Light Co............................................          8,760,000
   875,000   Central & South West Corp............................................         22,421,875
 1,310,470   CINergy Corp.........................................................         43,736,936
   640,000   CMS Energy Corp......................................................         21,520,000
   685,000   Consolidated Edison Co. of New York, Inc.............................         20,036,250
   880,000   Dominion Resources, Inc..............................................         33,880,000
 1,105,000   DPL, Inc.............................................................         27,072,500
   550,000   DQE, Inc.............................................................         15,950,000
 1,020,000   DTE Energy Co........................................................         33,022,500
   500,000   Duke Power Co........................................................         23,125,000
 1,585,000   Edison International.................................................         31,501,875
   385,000   Empresa Nacional de Electricidad S.A. (ADR) (Spain)..................         26,950,000
   210,000   Enersis S.A. (ADR) (Chile)...........................................          5,827,500
   980,000   Enova Corp...........................................................         22,295,000
   725,000   Entergy Corp.........................................................         20,118,750
   600,000   Florida Progress Corp................................................         19,350,000
   735,000   FPL Group, Inc.......................................................         33,810,000
 1,070,000   General Public Utilities Corp........................................         35,978,750
 1,270,000   Houston Industries, Inc..............................................         28,733,750
   920,000   Illinova Corp........................................................         25,300,000
   915,000   Kansas City Power & Light Co.........................................         26,077,500
   570,000   Long Island Lighting Co..............................................         12,611,250
   380,000   Montana Power Co.....................................................          8,122,500
   805,000   New England Electric System..........................................         28,074,375
   590,000   New York State Electric & Gas Corp...................................         12,758,750
   860,000   NIPSCO Industries, Inc...............................................         34,077,500
   290,000   Northern States Power Co.............................................         13,303,750
   960,000   Ohio Edison Co.......................................................         21,840,000
   490,000   Pacific Gas & Electric Co............................................         10,290,000
   980,000   PacifiCorp...........................................................         20,090,000
   925,000   Peco Energy Co.......................................................         23,356,250
   920,000   Pinnacle West Capital Corp...........................................         29,210,000
   460,000   Portland General Corp................................................         19,320,000
   440,000   Potomac Electric Power Co............................................         11,330,000
   745,000   PP&L Resources, Inc..................................................         17,135,000
   865,000   Public Service Company of Colorado...................................         33,626,875
   890,000   Public Service Enterprise Group, Inc.................................         24,252,500
   190,000   Puget Sound Power & Light Co.........................................          4,560,000
   415,000   Rochester Gas & Electric Corp........................................          7,936,875
   770,000   SCANA Corp...........................................................         20,597,500
 1,535,000   Southern Co..........................................................         34,729,375
   315,000   Southwestern Public Service Co.......................................         11,143,125

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996, CONTINUED

 NUMBER OF
  SHARES                                                                                  VALUE
-----------------------------------------------------------------------------------------------------
   425,000   Teco Energy, Inc.....................................................  $      10,253,125
   935,000   Texas Utilities Co...................................................         38,101,250
   945,000   Unicom Corp..........................................................         25,633,125
   890,000   Union Electric Co....................................................         34,265,000
   525,000   Utilicorp United, Inc................................................         14,175,000
   700,000   Washington Water Power Co............................................         13,037,500
                                                                                    -----------------
                                                                                        1,161,002,561
                                                                                    -----------------
             TOTAL COMMON STOCKS
             (IDENTIFIED COST $1,627,090,605).....................................      2,263,885,210
                                                                                    -----------------

 PRINCIPAL
 AMOUNT IN                                                   COUPON     MATURITY
 THOUSANDS                                                    RATE        DATE
------------                                               ----------  ----------
              CORPORATE BONDS (14.2%)
              NATURAL GAS (3.4%)
 $    5,000   ANR Pipeline Co............................       9.625%   11/01/21          6,168,600
      7,000   Arkla, Inc.................................      10.00     11/15/19          7,781,200
     10,000   Coastal Corp...............................       9.625    05/15/12         11,969,400
      5,000   Coastal Corp...............................       7.75     10/15/35          5,061,550
      5,000   Colorado Interstate Gas Co.................      10.00     06/15/05          5,949,850
      5,000   Columbia Gas System, Inc...................       7.62     11/28/25          4,874,850
      7,600   Enserch Exploration Inc. - 144A**..........       7.54     01/02/09          7,491,168
      5,000   Mitchell Energy/Development Corp...........       9.25     01/15/02          5,378,950
      5,000   Northern Illinois Gas Co...................       9.00     07/01/19          5,296,350
      5,000   Northwest Pipeline Corp....................      10.65     11/15/18          5,333,400
      2,000   Northwest Pipeline Corp....................       9.00     08/01/22          2,172,400
      5,750   Southwest Gas Corp.........................       8.00     08/01/26          6,026,460
      5,000   Transco Energy Co..........................       9.875    06/15/20          6,275,450
      1,550   Transcontinental Gas Pipeline Corp.........       9.125    02/01/17          1,651,835
      8,000   Williams Companies, Inc....................       9.375    11/15/21          9,606,320
                                                                                   -----------------
                                                                                          91,037,783
                                                                                   -----------------
              TELECOMMUNICATIONS (3.5%)
     10,000   BellSouth Telecommunications, Inc..........       7.625    05/15/35          9,993,600
      5,000   BellSouth Telecommunications, Inc..........       7.00     12/01/95          4,808,050
     10,000   Century Telephone Enterprises, Inc.........       8.25     05/01/24         10,309,100
      5,000   Century Telephone Enterprises, Inc.........       7.20     12/01/25          4,858,300
      5,000   General Telephone & Electric Corp..........      10.25     11/01/20          5,699,700
      5,000   GTE North Inc..............................       7.625    05/15/26          5,032,100
      5,000   MCI Communications Corp....................       7.75     03/15/24          5,062,350
      6,000   MCI Communications Corp....................       7.75     03/23/25          6,075,600
     20,000   Southwestern Bell Telephone Co.............       7.20     10/15/26         19,242,400
     10,000   Sprint Corp................................       9.25     04/15/22         12,100,800
      5,000   Telephone & Data Systems, Inc..............      10.00     01/15/21          5,734,800
      5,000   Telephone & Data Systems, Inc..............       9.58     11/19/21          5,500,000
                                                                                   -----------------
                                                                                          94,416,800
                                                                                   -----------------
              UTILITIES - ELECTRIC (7.2%)
      1,499   AEP Generating Co..........................       9.81     12/07/22          1,814,716
      5,000   Arizona Public Service Co..................       7.25     08/01/23          4,725,650

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                  COUPON     MATURITY
 THOUSANDS                                                   RATE        DATE           VALUE
---------------------------------------------------------------------------------------------------
 $   6,000   Chugach Electric Co.........................      9.14 %   03/15/22  $       6,722,460
     5,000   Citizens Utilities Co.......................      7.45     07/01/35          5,032,250
     5,000   Consumer Power Co...........................      7.375    09/15/23          4,704,150
     4,985   CTC Mansfield Funding Corp..................     10.25     03/30/03          5,109,625
     5,000   CTC Mansfield Funding Corp..................     11.125    09/30/16          5,325,000
    14,783   DQU II Funding Corp.........................      8.70     06/01/16         15,603,161
    10,000   Duke Power Co...............................      8.75     03/01/21         10,316,800
    10,000   Gulf States Utilities Co....................      8.94     01/01/22         10,202,600
     7,000   Indiantown Cogeneration LP..................      9.26     12/15/10          7,676,200
     3,000   Long Island Lighting Co.....................      8.90     07/15/19          3,077,010
     5,100   Long Island Lighting Co.....................      8.20     03/15/23          5,050,785
     2,931   Mobile Energy SVC LLC.......................      8.665    01/01/17          3,016,486
    10,100   National Cooperative Services Corp..........      9.375    01/02/11         10,531,169
     5,250   National Rural Utilities Cooperative
               Finance Corp..............................      9.00     09/01/21          5,655,982
     1,984   New York State Electric & Gas Corp..........      9.875    02/01/20          2,099,409
     8,826   Niagara Mohawk Power Corp...................      8.77     01/01/18          8,394,762
     5,000   Niagara Mohawk Power Corp...................      9.50     03/01/21          5,004,000
     5,000   Pacific Gas & Electric Co...................      7.25     08/01/26          4,800,900
     5,000   Pacific Gas Transmission Co.................      7.80     06/01/25          4,977,350
    10,250   Public Service Company of Colorado..........      8.75     03/01/22         10,960,120
    10,000   Selkirk Cogen Funding Corp. - 144A**........      8.98     06/26/12         10,243,100
     4,000   South Carolina Electric Co..................      8.875    08/15/21          4,323,800
       442   Systems Energy Resources, Inc...............     11.375    09/01/16            473,055
    10,000   Texas Utilities Electric Co.................      8.875    02/01/22         10,657,800
     5,000   Texas Utilities Electric Co.................      7.375    10/01/25          4,779,450
     5,000   Union Electric Co...........................      8.75     12/01/21          5,351,200
     5,000   Utilicorp United, Inc.......................      9.00     11/15/21          5,332,400
     5,000   Virginia Electric Power Co..................      8.625    10/01/24          5,381,150
     5,000   Wisconsin Power & Light Co..................      8.60     03/15/27          5,321,550
                                                                                  -----------------
                                                                                        192,664,090
                                                                                  -----------------
             UTILITIES - WATER (0.1%)
     3,000   Pennsylvania American
               Water Co. - 144A**........................      7.80     09/01/26          3,135,840
                                                                                  -----------------
             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $361,498,604).....................................        381,254,513
                                                                                  -----------------

 NUMBER OF
  SHARES
-----------
             PREFERRED STOCKS (0.1%)
             UTILITIES - ELECTRIC
    40,000   Atlantic Capital I $2.0625...........................................            995,000
    27,965   Entergy Gulf States Utilities $9.96..................................          2,880,395
                                                                                    -----------------
             TOTAL PREFERRED STOCKS
             (IDENTIFIED COST $3,937,443).........................................          3,875,395
                                                                                    -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                   COUPON     MATURITY
 THOUSANDS                                                    RATE        DATE           VALUE
----------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS (0.8%)
              U.S. GOVERNMENT AGENCY (a) (0.7%)
 $   18,000   Federal Home Loan Banks (Amortized Cost
                $17,996,750).............................        6.50%   01/02/97  $      17,996,750
                                                                                   -----------------
              REPURCHASE AGREEMENT (0.1%)
      2,839   The Bank of New York (dated 12/31/96;
                proceeds $2,839,750; collateralized by
                $2,596,989 U.S. Treasury Bond 6.50% due
                11/15/26 valued at $2,570,151 and
                $329,876 U.S. Treasury Note 5.625% due
                11/30/00 valued at $325,530) (Identified
                Cost $2,838,902).........................       5.375    01/02/97          2,838,902
                                                                                   -----------------
              TOTAL SHORT-TERM INVESTMENTS
              (IDENTIFIED COST $20,835,652)......................................         20,835,652
                                                                                   -----------------
TOTAL INVESTMENTS
(IDENTIFIED COST $2,013,362,304) (B)......       99.7%  2,669,850,770
OTHER ASSETS IN EXCESS OF LIABILITIES.....        0.3       7,094,211
                                                -----   -------------
NET ASSETS................................      100.0%  $2,676,944,981
                                                -----   -------------
                                                -----   -------------

---------------------
ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $689,320,315 and the aggregate gross unrealized depreciation is $32,831,849, resulting in net unrealized appreciation of $656,488,466.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS:
Investments in securities, at value
  (identified cost $2,013,362,304)..........................  $2,669,850,770
Receivable for:
    Dividends...............................................       8,129,452
    Interest................................................       7,876,534
    Investments sold........................................       2,137,007
    Shares of beneficial interest sold......................         727,519
    Foreign withholding taxes reclaimed.....................         104,097
Prepaid expenses and other assets...........................          34,978
                                                              --------------

     TOTAL ASSETS...........................................   2,688,860,357
                                                              --------------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............       5,927,658
    Plan of distribution fee................................       2,373,056
    Distributions to shareholders...........................       1,968,513
    Investment management fee...............................       1,269,807
Accrued expenses and other payables.........................         376,342
                                                              --------------

     TOTAL LIABILITIES......................................      11,915,376
                                                              --------------

NET ASSETS:
Paid-in-capital.............................................   2,002,828,386
Net unrealized appreciation.................................     656,488,466
Accumulated undistributed net investment income.............         764,341
Accumulated undistributed net realized gain.................      16,863,788
                                                              --------------

     NET ASSETS.............................................  $2,676,944,981
                                                              --------------
                                                              --------------

NET ASSET VALUE PER SHARE,
  175,844,684 SHARES OUTSTANDING (UNLIMITED SHARES
  AUTHORIZED OF $.01 PAR VALUE).............................
                                                                      $15.22
                                                              --------------
                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

NET INVESTMENT INCOME:
INCOME
Dividends (net of $1,209,250 foreign withholding tax).......  $106,841,277
Interest....................................................    48,906,955
                                                              ------------
     TOTAL INCOME...........................................   155,748,232
                                                              ------------
EXPENSES
Plan of distribution fee....................................    29,551,784
Investment management fee...................................    15,787,095
Transfer agent fees and expenses............................     2,711,507
Custodian fees..............................................       160,551
Shareholder reports and notices.............................       155,574
Registration fees...........................................        58,867
Professional fees...........................................        49,363
Insurance fees..............................................        34,065
Trustees' fees and expenses.................................        15,376
Other.......................................................        42,598
                                                              ------------
     TOTAL EXPENSES.........................................    48,566,780
                                                              ------------
     NET INVESTMENT INCOME..................................   107,181,452
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain...........................................    38,088,040
Net change in unrealized appreciation.......................   (21,800,001)
                                                              ------------
     NET GAIN...............................................    16,288,039
                                                              ------------
NET INCREASE................................................  $123,469,491
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE YEAR
                                                                FOR THE YEAR          ENDED
                                                                    ENDED         DECEMBER 31,
                                                              DECEMBER 31, 1996       1995
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.......................................   $    107,181,452   $ 126,947,362
Net realized gain...........................................         38,088,040      23,150,960
Net change in unrealized appreciation.......................        (21,800,001)    608,846,502
                                                              -----------------   -------------
     NET INCREASE...........................................        123,469,491     758,944,824
                                                              -----------------   -------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................       (112,326,026)   (127,913,235)
Net realized gain...........................................        (13,000,035)       --
                                                              -----------------   -------------
     TOTAL..................................................       (125,326,061)   (127,913,235)
                                                              -----------------   -------------
Net decrease from transactions in shares of beneficial
  interest..................................................       (642,069,697)   (137,151,642)
                                                              -----------------   -------------
     NET INCREASE (DECREASE)................................       (643,926,267)    493,879,947
NET ASSETS:
Beginning of period.........................................      3,320,871,248   2,826,991,301
                                                              -----------------   -------------
     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $764,341 AND $5,908,915, RESPECTIVELY)..................   $  2,676,944,981   $3,320,871,248
                                                              -----------------   -------------
                                                              -----------------   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Utilities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in equity and fixed income securities of companies engaged in the public utilities industry. The Fund was organized as a Massachusetts business trust on December 8, 1987 and commenced operations on April 29, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price;
(2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined

DEAN WITTER UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996, CONTINUED

by the identified cost method. Discounts are amortized over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.525% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.50% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.475% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.45% to the portion of daily net assets exceeding $3.5 billion but not exceeding $5 billion; and 0.425% to the portion of daily net assets exceeding $5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

DEAN WITTER UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers, who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed expenses by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $79,638,749 at December 31, 1996.

DEAN WITTER UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996, CONTINUED

The Distributor has informed the Fund that for the year ended December 31, 1996, it received approximately $5,371,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1996 aggregated $206,863,095 and $827,394,262, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $36,230,229 and $61,402,880, respectively. Included in the aforementioned are sales of Citizens Utilities Co., an affiliate of the Fund by virtue of a common Trustee, in the amount of $959,850, as well as a realized loss of $27,890.

For the year ended December 31, 1996, the Fund incurred approximately $162,000 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $230,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $726. At December 31, 1996, the Fund had an accrued pension liability of $49,476 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                            FOR THE YEAR                     FOR THE YEAR
                                                                                ENDED                            ENDED
                                                                          DECEMBER 31, 1996                DECEMBER 31, 1995
                                                                   -------------------------------   -----------------------------
                                                                      SHARES           AMOUNT           SHARES          AMOUNT
                                                                   ------------   ----------------   ------------   --------------
Sold.............................................................    20,469,306   $    305,649,321     35,158,052   $  482,155,919
Reinvestment of dividends and distributions......................     6,797,078        100,198,592      7,381,506      101,941,449
                                                                   ------------   ----------------   ------------   --------------
                                                                     27,266,384        405,847,913     42,539,558      584,097,368
Repurchased......................................................   (70,657,866)    (1,047,917,610)   (53,056,841)    (721,249,010)
                                                                   ------------   ----------------   ------------   --------------
Net decrease.....................................................   (43,391,482)  $   (642,069,697)   (10,517,283)  $ (137,151,642)
                                                                   ------------   ----------------   ------------   --------------
                                                                   ------------   ----------------   ------------   --------------

DEAN WITTER UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1996, CONTINUED

6. FEDERAL INCOME TAX STATUS

During the year ended December 31, 1996 the Fund utilized its net capital loss carryover of approximately $6,396,000. As of December 31, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales.

DEAN WITTER UTILITIES FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                FOR THE PERIOD
                                                FOR THE YEAR ENDED DECEMBER 31                                 APRIL 29, 1988*
                   ----------------------------------------------------------------------------------------        THROUGH
                      1996        1995       1994       1993       1992       1991       1990       1989      DECEMBER 31, 1988
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE
OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period..........   $   15.15   $   12.30  $   14.34  $   13.37  $   12.93  $   11.48  $   12.22  $   10.41       $    10.00
                   -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------           ------

Net investment
 income..........        0.56        0.58       0.63       0.61       0.63       0.65       0.65       0.63             0.40
Net realized and
 unrealized gain
 (loss)..........        0.16        2.85      (2.04)      1.09       0.47       1.45      (0.71)      1.86             0.38
                   -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------           ------

Total from
 investment
 operations......        0.72        3.43      (1.41)      1.70       1.10       2.10      (0.06)      2.49             0.78
                   -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------           ------

Less dividends
 and
 distributions
 from:
   Net investment
   income........       (0.58)      (0.58)     (0.61)     (0.61)     (0.63)     (0.65)     (0.65)     (0.67)           (0.36)
   Net realized
   gain..........       (0.07)     --          (0.02)     (0.12)     (0.03)    --          (0.03)     (0.01)           (0.01)
                   -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------           ------

Total dividends
 and
 distributions...       (0.65)      (0.58)     (0.63)     (0.73)     (0.66)     (0.65)     (0.68)     (0.68)           (0.37)
                   -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------           ------

Net asset value,
 end of period...   $   15.22   $   15.15  $   12.30  $   14.34  $   13.37  $   12.93  $   11.48  $   12.22       $    10.41
                   -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------           ------
                   -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------           ------

TOTAL INVESTMENT
RETURN+..........        4.99%      28.42%     (9.90)%     12.79%      8.75%     18.89%     (0.27)%     24.51%            7.90%(1)

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........        1.64%       1.65%      1.64%      1.46%      1.59%      1.59%      1.67%      1.68%            1.84%(2)

Net investment
 income..........        3.63%       4.19%      4.67%      4.32%      5.05%      5.58%      5.85%      6.07%            6.69%(2)

SUPPLEMENTAL
DATA:
Net assets, end
 of period, in
 millions........   $   2,677   $   3,321  $   2,827  $   3,881  $   2,926  $   1,959  $   1,369  $   1,131       $      458

Portfolio
 turnover rate...           7%          9%        11%        16%        14%        13%        13%        25%              12%(1)

Average
 commission rate
 paid............      $0.0547     --         --         --         --         --         --         --               --

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER UTILITIES FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER UTILITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Utilities Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the eight years in the period then ended and for the period April 29, 1988 (commencement of operations) through December 31, 1988, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 6, 1997

                      1996 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended December 31, 1996, the Fund paid to shareholders $0.07 per share from long-term capital gains. For such period 91.73% of the income paid qualified for the dividends received deduction available to corporations.

DEAN WITTER UTILITIES FUND

                                                        GROWTH OF $10,000  ($ in Thousands)

     DATE                                    TOTAL             S&P 500          LIPPER AVG.
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
April 29, 1988                             $10,000             $10,000             $10,000
December 31, 1988                          $10,790             $10,890             $10,956
December 31, 1989                          $13,435             $14,335             $14,092
December 31, 1990                          $13,400             $13,891             $13,924
December 31, 1991                          $15,930             $18,115             $16,936
December 31, 1992                          $17,325             $19,494             $18,548
December 31, 1993                          $19,541             $21,456             $21,276
December 31, 1994                          $17,607             $21,738             $19,338
December 31, 1995                          $22,610             $29,900             $24,639
December 31, 1996                          $23,740(3)          $36,763             $27,073
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN (FUND)
                   1 YEAR             5 YEARS          LIFE OF FUND
                  -------------------------------------------------
                  -------------------------------------------------
                   4.99%(1)            8.31%(1)           10.48%(1)
                  -0.01%(2)            8.01%(2)           10.48%(2)
                  -------------------------------------------------
                  -------------------------------------------------

         ------------------------------------------------------------------
         ------------------------------------------------------------------
         ______ Fund        ______S&P 500 (4)         ______Lipper AVG. (5)
         ------------------------------------------------------------------
         ------------------------------------------------------------------
Past performance is not predictive of future returns.
------------------------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years-2%, since inception-0). See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value, assuming a complete redemption on December 31, 1996.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Utility Funds Average tracks the performance of funds which invest 65% of their equity portfolio in utility shares as reported by Lipper Analytical Services.